SERVICING AGREEMENT
                              among
                     GRANITE FINANCIAL, INC. (the "Servicer")
                      GF FUNDING CORP. III (the "Transferor")
                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                         (the "Trustee")

                               and
                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                    (the "Back-up Servicer")






                   Dated as of March 1, 1997


                        TABLE OF CONTENTS

          Page

ARTICLE 1                                                       2

DEFINITIONS                                                     2
Section 1.01   Defined Terms                                    2

ARTICLE 2                                                       4

SERVICER REPRESENTATIONS AND WARRANTIES                         4
Section 2.01   Representations and Warranties                   4
          (a)  Organization and Good Standing                   4
          (b)  Authorization and Binding Obligation             4
          (c)  No Violation                                     4
          (d)  No Proceedings                                   4
          (e)  Approvals                                        4
          (f)  Investment Company                               5
          (g)  Standard of Care                                 5
          (h)  Insurance                                        5
          (i)  Net Worth                                        5

ARTICLE 3                                                       6
ADMINISTRATION AND SERVICING OF LEASE CONTRACTS                 6
Section 3.01 Responsibilities of Servicer                       6
Section 3.02 Servicer Standard of Care                          8
Section 3.03 Lockbox Account and Servicer Remittances           9
Section 3.04 Servicer Advances                                 10
Section 3.05 Financing Statements                              10
Section 3.06 Maintenance of Insurance Policy; Insurance
 Proceeds                                                      10
Section 3.07 Personal Property and Sales Taxes                 11
Section 3.08 Servicing Compensation                            11
Section 3.09 Substitution or Purchase of Lease Contracts       11
Section 3.10 No Offset                                         12

ARTICLE 4                                                      13

ACCOUNTINGS, STATEMENTS AND REPORTS                            13
Section 4.01 Monthly Servicer's Reports                        13
Section 4.02 Financial Statements; Certification as to
             Compliance; Notice of Default                     13
Section 4.03 Independent Accountants' Reports; Annual
             Federal Tax Lien Search                           14
Section 4.04 Access to Certain Documentation and Information   15
Section 4.05 Other Necessary Data                              16
Section 4.06 Trustee to Cooperate                              16

ARTICLE 5                                                      18

THE SERVICER                                                   18
Section 5.01 Servicer Indemnification                          18
Section 5.02 Corporate Existence; Reorganizations              18
Section 5.03 Limitation on Liability of the Servicer and
             Others                                            19
Section 5.04 The Servicer Not to Resign                        19

ARTICLE 6                                                      20

SERVICING TERMINATION                                          20
Section 6.01 Servicer Events of Default                        20
Section 6.02 Back-up Servicer to Act; Taking of Bids;
             Appointment of Successor Servicer                 22
Section 6.03 Notification to Certificateholders                23
Section 6.04 Waiver of Past Defaults                           23
Section 6.05 Effects of Termination of Servicer                23
Section 6.06 No Effect on Other Parties                        24

ARTICLE 7                                                      25

THE BACK-UP SERVICER                                           25
Section 7.01 Representations of Back-up Servicer               25
Section 7.02 Merger or Consolidation of, or Assumption
             of the Obligations of, Back-up Servicer           25
Section 7.03 Back-up Servicer Resignation                      26
Section 7.04 Oversight of Servicing                            26
Section 7.05 Back-up Servicer Compensation                     27
Section 7.06 Duties and Responsibilities                       27

ARTICLE 8                                                      28

MISCELLANEOUS PROVISIONS                                       28
Section 8.01 Termination                                       28
Section 8.02 Amendments                                        28
Section 8.03 GOVERNING LAW                                     29
Section 8.04 Notices                                           29
Section 8.05 Severability of Provisions                        29
Section 8.06 Binding Effect                                    29
Section 8.07 Article Headings and Captions                     29
Section 8.08 Legal Holidays                                    29
Section 8.09 Assignment for Security for the Certificates      29
Section 8.10 No Servicing Assignment                           30
Section 8.11 MBIA Default or Termination                       30
Section 8.12 Third Party Beneficiary                           30
Section 8.13 Counterparts                                      30


                       SERVICING AGREEMENT
     This SERVICING AGREEMENT ("Agreement"), dated as of March 1,
1997,  is  by  and  among  Granite Financial,  Inc.,  a  Delaware corporation, as Servicer (the "Servicer"), GF Funding Corp.  III,
a Delaware corporation, as Transferor (the "Transferor"),
Norwest Bank  Minnesota, National Association, as Back-up
Servicer  (the "Back-up   Servicer"),  and  Norwest  Bank
Minnesota,           National
Association, as Trustee (the "Trustee").


                     PRELIMINARY STATEMENT

     The Transferor has entered into a Trust and Security Agreement dated as of March 1, 1997, (as amended from time to time, the "Trust and Security Agreement"), with the Trustee, the Back-up Servicer and the Servicer, pursuant to which the
Transferor    intends    to   issue   the    Certificates
(the "Certificates").

     The Transferor and Granite Financial, Inc. (the "Company") have entered into a Lease Acquisition Agreement dated as of March 1, 1997 (as amended from time to time, the "Lease Acquisition Agreement"), providing for, among other things, the contribution, from time to time, by the Company to the Transferor of all of the Company's right, title and interest in and to certain Lease Assets which the Transferor is and will be conveying to the Trustee, for the
benefit of the Certificateholders and MBIA.   As a
precondition to the effectiveness of the Lease Acquisition Agreement and the Trust and Security Agreement, the Lease Acquisition Agreement and the Trust and Security Agreement require that the Servicer, the Transferor, the Trustee and the Back-up Servicer enter into this Agreement to provide for the servicing of the Lease Assets.

     In addition, the Transferor is conveying to the Trustee, among other things, all of the Transferor's rights derived under this Agreement and the Lease Acquisition Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Lease Assets shall also be for the benefit of the Trustee, MBIA and all holders from time to time of the Certificates.
For its services under this Agreement, the Servicer, the Back-up Servicer and the Trustee will receive the compensation described herein or in the Trust and Security Agreement.
                           ARTICLE 1

                          DEFINITIONS


     Section 1.01 Defined Terms. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of
such  terms  are   equally applicable  both to the singular and
plural forms of such terms and to the masculine, feminine and neuter genders of such terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Trust and Security Agreement or, if not defined therein, in the Lease
Acquisition Agreement.
     "Agreement": This Servicing Agreement, dated as of March 1, 1997, by and among the Servicer, the Transferor, the Back-up Servicer and the Trustee, as amended from time to time in accordance with the terms hereof.
     "Back-up  Servicer":   Initially,  Norwest  Bank
Minnesota, National Association, until a successor Person shall have become the Back-up Servicer pursuant to the applicable provisions of this Agreement, and thereafter "Back-up Servicer" shall mean such successor Person.
     "Company":   Granite  Financial,  Inc.  and  all
successors thereto in accordance with the Lease Acquisition
Agreement.
     "Computer Tape": Any computer tape or disk prepared by the Servicer and distributed to various parties as required herein.
     "Lease   Acquisition  Agreement":   The  Lease
Acquisition Agreement, dated as of March 1, 1997 between the Transferor and the Company, as amended from time to time in accordance with the terms thereof.
    "Lockbox":  The meaning given in the Lockbox Agreement.
     "Lockbox Account": The account established at the Lockbox Bank by the Trustee pursuant to the Lockbox Agreement, which account is maintained in the name of, and at the sole control of, the Trustee and any Permitted Parties for and on behalf of the Trustee, MBIA, the Certificateholders, the Transferor and any Permitted Parties into which account shall be deposited payments related to the Lease Receivables and as to which solely the Trustee and any Permitted Parties shall have the ability to withdraw funds.
     "Lockbox  Agreement":  An agreement among the  Trustee,
the Transferor,   any  Permitted  Parties  and  the   Lockbox
Bank, substantially in the form attached hereto as Exhibit B or such other form as approved by MBIA together with all amendments and supplements thereto and all subsequent agreements of a similar nature between the Transferor, the Trustee, any Permitted Parties and any successor Lockbox Bank.
     "Lockbox  Bank":   Any  bank  approved  by  MBIA,  and
any
successor  Lockbox  Bank appointed pursuant  to  Section
3.03(a) hereof.

     "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 hereof.

     "Nonrecoverable  Advance":   A  Servicer  Advance  that
the Servicer determines in good faith, and in accordance with its customary servicing practices, is unlikely to be eventually repaid from Scheduled Payments made by or on behalf of the related Customer in accordance with Section
3.04 hereof.

     "Officer's  Certificate":   A  certificate  signed  by
the
Chairman of the Board, the Vice-Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Servicer.

     "Permitted Parties": A trustee acting for the sole benefit of the Certificateholders, MBIA and the holders of any securities issued by a wholly owned special purpose corporation of the Company as to which MBIA has issued an insurance policy with respect to the senior class of such securities.
     "Reported Companies": The Servicer and its Affiliates on a consolidated basis, and if the initial Servicer is no longer acting as Servicer, then in addition, any successor Servicer appointed pursuant to this Agreement.
     "Reported  Companies' Financial Statements":   The
Reported Companies'         audited  consolidating  balance
sheet  and   income
statement,     consolidated    statement    of    sources
and
uses/applications of cash, auditors opinion letter regarding audited financial statements, and all notes to the audited financial statements.

     "Servicer":   Granite  Financial,  Inc.  until  a
successor Person shall have become the Servicer pursuant to the applicable provisions of this Agreement, and thereafter
"Servicer"  shall mean such successor Person.

     "Servicer  Advance":  The meaning set forth in Section
3.04 hereof.

     "Servicer Default": Any occurrence or circumstance which with notice or the lapse of time or both would be a Servicer Event of Default under this Agreement.

     "Servicer Event of Default": Each of the occurrences or circumstances enumerated in Section 6.01 hereof.

     "Servicer Termination Notice": The notice described in Section 6.01 hereof.

     "Servicing  Officers":   Those  officers  of  the
Servicer involved in, or responsible for, the administration and servicing of the Lease Contracts, as identified on the list of Servicing Officers furnished by the Servicer to the Trustee, the Back-up Servicer, and MBIA from time to time.

     "Transferor":   GF  Funding Corp. III,  and  all
successors thereto in accordance with the terms of the Trust and Security Agreement.


                           ARTICLE 2

            SERVICER REPRESENTATIONS AND WARRANTIES


     Section 2.01   Representations and Warranties.  The
Servicer makes the following representations and warranties as of the Closing Date, except as otherwise specified below, which shall survive such date:

     (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware or the laws of such other state as permitted by
Section 5.02(a), with requisite power and authority to own its properties, perform its obligations under this Agreement and to transact the business in which it is now engaged or in which it proposes to engage.

     (b)   Authorization and Binding Obligation.   Each  of
this Agreement, the Trust and Security Agreement and the Insurance Agreement has been duly authorized, executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar
laws  of  general applicability   relating  to  or  affecting
creditors'   rights generally  and  to  general principles of
equity  regardless  of whether enforcement is sought in a court of equity or law.
     (c) No Violation. The entering into of this Agreement, the Trust and Security Agreement and the Insurance Agreement and the performance by the Servicer of its obligations under this Agreement, the Trust and Security Agreement and the Insurance Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Servicer pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its certificate of incorporation or bylaws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent,
approval,   authorization,  order,   registration
or
qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Servicer to enter into this Agreement, the Trust and Security Agreement and the Insurance Agreement.

     (d)    No   Proceedings.   There  are  no   proceedings
or
investigations pending, or to the knowledge of the Servicer, threatened against or affecting the Servicer or any
subsidiary in or                                   before  any
court,  governmental  authority  or  agency  or
arbitration board or tribunal, including but not limited  to
any such   proceeding   or   investigation  with   respect   to
any
environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the probability of materially and
adversely affecting   the  properties,  business,  prospects,
profits                                            or
condition (financial or otherwise) of the Servicer and its subsidiaries, or the ability of the Servicer to
perform  its obligations   under  this  Agreement,  the  Trust
and   Security Agreement  or the Insurance Agreement.  The
Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     (e) Approvals. The Servicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affect the business or condition (financial or otherwise) of the Servicer and its subsidiaries.

     (f) Investment Company. The Servicer is not an investment company which is required to register under the Investment Company Act of 1940, as amended.

     (g)   Standard of Care.  The Servicer has serviced the
Lease
Contracts and Equipment in a manner consistent with industry standards for lease contracts similar to the Lease Contracts and Equipment, and in any event in a prudent and commercially reasonable manner, and has conducted its servicing operations in a manner consistent with industry standards for servicing of financial portfolios.
     (h)   Insurance.   The  Servicer  maintains  insurance
with respect to its operations and property which is adequate and customary in light of the Servicer's operations.
     (i) Net Worth. As of the Closing Date, the Servicer is in compliance with the Net Worth Requirement.


                           ARTICLE 3

        ADMINISTRATION AND SERVICING OF LEASE CONTRACTS


     Section 3.01   Responsibilities of Servicer.

     (a) The Transferor hereby appoints the Servicer, for the benefit of MBIA and the Certificateholders, to act as Servicer of the Lease Assets and as such, the Servicer shall be responsible for, and shall, in accordance with its
customary  servicing procedures,   pursue  the  managing,
servicing,   administering, enforcing  and making of
collections on the Lease Contracts, the Equipment, the Lease Receivables and any Insurance Policies, the enforcement of the Trustee's security interest in the Lease Contracts, Lease Receivables and Equipment conveyed pursuant to the
Trust and Security Agreement, and the sale or the releasing of the Equipment upon the expiration or other termination of the
related   Lease   Contract  (or  repossession   thereof
without termination),   each  in  accordance  with  the
standards  and
procedures set forth in this Agreement and any related provisions of the Trust and Security Agreement and Lease
Acquisition Agreement.    The  Servicer's  responsibilities
shall   include monitoring  and posting of all payments,
responding to  inquiries of Customers,   investigating
delinquencies,  accounting  for
collections and furnishing monthly and annual statements to the Back-up Servicer, the Trustee, MBIA, the Rating Agencies and the Certificateholders with respect to payments under
the  Lease Contracts,   making  Servicer  Advances,  providing
appropriate federal  income  tax  information  to  the  Trustee for  use  in providing
information  to  the  Certificateholders               or
MBIA,
collecting and remitting sales and property taxes to taxing authorities, and maintaining the perfected security interest of the Trustee in the Trust Estate. The Servicer (at its expense) shall have full power and authority,
acting  at  its   sole discretion,  to  do  any and all things
in connection with such managing, servicing, administration, enforcement, collection and such sale of the Equipment
that  it  may  deem  necessary  or desirable,   including   the
prudent   delegation        of    such
responsibilities; provided that only with the prior written consent of MBIA shall the Servicer subcontract with another firm to act as subservicer with respect to the Servicer's obligations hereunder and then only so long as the Servicer remains fully responsible and accountable for performance of all obligations of the Servicer hereunder; provided further that the Servicer may subcontract out its remarketing obligations with respect to the Equipment without the consent of MBIA so long as the Servicer remains fully responsible and accountable for the performance of such
obligations.   Without  limiting  the  generality  of  the
foregoing, the Servicer shall, and is hereby authorized and empowered by the Trustee, subject to Section 3.02 hereof, to execute and deliver (on behalf of itself, the Certificateholders, the Trustee or any of them) any and
all  instruments                                       of
satisfaction  or cancellation, or of partial or full  release
or
discharge, and all other comparable instruments, with respect to
the Lease Contracts and any files or documentation pertaining to
the Lease Assets. The Servicer also may, in its sole discretion, waive any late payment charge or penalty, or any other fees that may be collected in the ordinary course of servicing any Lease Contract. Notwithstanding the foregoing, the Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise
expressly  provided                                     in
this
Agreement, release or waive the right to collect the Scheduled Payments or any unpaid balance on any Lease
Contract.        The
Trustee  shall,  at  the  expense of the  Servicer,  furnish
the Servicer   with  any  powers  of  attorney  and  other
documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Trustee shall not be responsible for the Servicer's application thereof.

     (b)    The   Servicer  shall  conduct  any  Lease
Contract management, servicing, administration, collection or enforcement actions in the following manner:
          (i) The Servicer, as agent for and on behalf of the Trustee, MBIA and the Certificateholders, with
     respect                                            to
     any Defaulted Lease Contract shall follow such practices and procedures as are normal and consistent with the
     Servicer's standards                               and
     procedures  relating  to  its   own   lease
     contracts, lease receivables and equipment that are similar to the Lease Contracts, Lease Receivables and the Equipment, and, in any event, consistent with the
     standard  of  care described                       in
     Section  3.02  hereof,  including   without
     limitation, the taking of appropriate actions to foreclose or otherwise liquidate any such Defaulted Lease Contract, together with the related Equipment, to collect any Guaranty Amounts, and to enforce the Transferor's rights under the Lease Acquisition
     Agreement.   All  Recoveries,  Insurance Proceeds  or
     Residual Proceeds in respect of any such Lease Receivable and the related Equipment received by the
     Servicer shall be remitted to the Trustee for deposit in the Collection Account pursuant to Section 3.03 hereof;

          (ii) The Servicer may sue to enforce or collect upon Lease Contracts as agent for the Trustee on behalf of the Certificateholders and MBIA. If the Servicer
     elects                                             to
     commence a legal proceeding to enforce a Lease Contract, the act of commencement shall be deemed to be an automatic conveyance of the Lease Contract to the
     Servicer  for purposes   of   collection  only.   If,
     however,   in
     any
     enforcement suit or legal proceeding it is held that the Servicer may not enforce a Lease Contract on the ground that it is not a real party in interest or a
     holder entitled                                         to
     enforce  the Lease Contract, then the Trustee on  behalf
of
     the Certificateholders and MBIA shall, at the Servicer's request and expense, take such steps as the Servicer deems necessary and instructs the Trustee in
     writing to  take                                        to
     enforce the Lease Contract, including bringing suit in its name or the names of the Certificateholders or MBIA, and the Trustee shall be indemnified by the Servicer for any such action taken. Any Lease Contract temporarily released from the custody of the Trustee to the Servicer or its agents shall have stamped on it prior
     to its delivery a legend                                to
     the effect that the Lease Contract is the property of
     Norwest Bank Minnesota, National Association as Trustee, and the Servicer shall promptly return all Lease Contracts when the need therefore no longer exists, provided that no more than 25 Lease Contracts shall be released to the Servicer at any one time;

          (iii)      The  Servicer shall exercise any  rights
of
recourse against third parties that exist with respect to any Lease Contract in accordance with the Servicer's usual practice and, in any event, consistent with the standard of
care  described  in  Section  3.02  hereof.   In  exercising
recourse rights, the Servicer is authorized on the Trustee's behalf to reconvey the Lease Contract to the person against whom recourse exists to the extent necessary, and at the
price set forth in the document creating the recourse.   The
Servicer will not reduce or diminish such recourse rights, except to the extent that it exercises such right;
     (iv) The Servicer may not allow substitutions of Substitute Lease Contracts that do not comply with Section
3.09 hereof, Sections 2.04, 3.03 and 3.04 of the Lease Acquisition Agreement and Section 4.03 of the Trust and Security Agreement. If a Customer requests a financing of an upgrade to any Equipment, the Servicer shall either
(A)  include such upgrade on an existing Lease Contract  and
treat   the  Scheduled  Payments  related  thereto   as   an
Additional   Lease  Contract  for  all  purposes   of   this
Agreement, the Lease Acquisition Agreement and the Trust and Security Agreement, or (B) originate a separate lease contract for such Customer;

     (v) The Servicer may waive, modify or vary any terms of any Lease Contract or consent to the postponement of strict compliance with any such term if in the Servicer's reasonable and prudent determination such waiver, modification or postponement is not materially adverse to the Certificateholders or MBIA; provided, however, that
(A)  the  Servicer  shall not forgive any payment  of  rent,
(B) the Servicer shall not permit any modification with respect to any Lease Contract that would decrease any Scheduled Payment, defer the payment of any principal or interest or any Scheduled Payment, reduce the Implicit Principal Balance (except in connection with actual payments attributable to such Implicit Principal Balance), or prevent the complete amortization of the Implicit Principal Balance from occurring by the Calculation Date preceding the Stated Maturity of the Certificates and, (C) except as otherwise specifically provided herein, the Servicer will not waive or modify the requirement that a Customer maintain insurance with respect to the related Equipment. The Servicer shall provide the Back-up Servicer, MBIA and the Trustee with an Amended Lease Schedule to the Lease Schedule reflecting any modification of any Scheduled Payment;

     (vi) The Servicer shall not consent to the termination of any Lease Contract in connection with loss of or damage to the related Equipment unless the Customer has paid an amount not less than the Removal Price for such Lease Contract, or if less, the maximum amount legally collectible under the related Lease Contract;

     (vii) Upon termination of a Lease Contract after payment of the last Scheduled Payment due thereunder or in the event that the Servicer in the enforcement of any Lease Contract otherwise (A) acquires title to any item of Equipment with respect to which title was held by the Customer or (B) reclaims possession of Equipment from the Customer, the Servicer shall use its best efforts to sell or re-lease such item of Equipment on market value terms promptly and consistent with the standard of care set forth in Section 3.02 hereof. Any Insurance Proceeds, Recoveries or Residual Proceeds related thereto shall be deposited in accordance with Section 3.03 hereof;

          (viii) Notwithstanding any provision to the contrary contained in this Agreement, the Servicer shall exercise any right under a Lease Contract to accelerate the unpaid Scheduled Payments, due or to become due thereunder in such a manner as to maximize the net proceeds available to the Trust Estate; provided, however, that the Servicer will not accelerate any Scheduled Payment unless permitted to do so by the terms of the Lease Contract or under applicable law;
          (ix) The Servicer shall maintain insurance with respect to its operations and property which is adequate and customary in light of the Servicer's operations; and
          (x) The Servicer shall comply with and not modify its credit and collection policies with respect to the Lease Contracts in any manner which would adversely affect the Certificates or the Trust Estate.
     Section 3.02 Servicer Standard of Care. In managing, administering, servicing, enforcing and making collections on the Lease Contracts and Equipment pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with industry standards for servicing of small to medium ticket equipment leasing portfolios, and that which the Servicer customarily exercises with respect to similar lease contracts and equipment owned or originated by it, and in any event, in a prudent and commercially reasonable manner. The Servicer shall punctually perform all of its obligations and agreements under this Agreement and shall comply with all applicable federal and state laws and regulations, shall maintain all state and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not materially impair the rights of MBIA or the Certificateholders in any Lease Contracts or payments thereunder.
     Section 3.03   Lockbox Account and Servicer Remittances.
     (a) The Transferor and the Trustee shall establish the Lockbox Account within 30 days of the Closing Date at the Lockbox Bank pursuant to the Lockbox Agreement. At the time of execution of the Lockbox Agreement, each of the Transferor, the Lockbox Bank, the Servicer and any other party to the Lockbox Agreement shall provide MBIA with opinions of counsel reasonably acceptable to MBIA regarding the enforceability of the Lockbox Agreement against such person. The Servicer shall pay to the Lockbox Bank when due the fees set forth in the Lockbox Agreement. The Lockbox Bank may be removed by the Transferor with the written consent of MBIA if the Lockbox Bank has failed to perform its duties to the satisfaction of the Transferor and the Servicer, provided that a successor Lockbox Bank, meeting the qualifications of a corporate trustee as set forth in Section
7.08 of the Trust and Security Agreement, has executed a Lockbox Agreement in form and substance satisfactory to MBIA, the Trustee, the Transferor and the Servicer.

     (b) After the Lockbox Agreement has been executed, the Servicer shall promptly notify the Customers of the transfer of the Lease Contracts to the GF Funding Equipment Lease Trust 19971 and instruct the Customers to send all payments relating to Lease Receivables directly to the Lockbox Bank for deposit into the Lockbox Account. On each Business Day, the Trustee shall, or shall cause the Lockbox Bank to, transfer to the Collection Account all amounts allocable to the Lease Contracts on deposit in the Lockbox Account.

     (c)    The  Servicer,  as  agent  of  the  Transferor,   the
Certificateholders and MBIA shall remit to the Trustee for deposit in the Collection Account by 12:00 noon Minneapolis time on each Tuesday and Thursday that is a Business Day, or if such day is not a Business Day, on the next Business Day thereafter, the amounts described below that have been collected by the Servicer through 4:00 p.m. Minneapolis time on the preceding
Business  Day  so  long as such amounts in the  aggregate  exceed
$1,000:

          (i) all payments made under the Lease Contracts by or on behalf of the Customers relating to the Lease Receivables, including prepayments and Overdue Payments but excluding taxes and Servicing Charges, received directly by the Servicer;

            (ii) all Residual Proceeds and Recoveries;

          (iii) the Removal Price of any Lease Contract purchased by the Company or the Transferor, to the extent received by the Servicer;

          (iv) all Guaranty Amounts; and

          (v)  all Insurance Proceeds.

     The Servicer shall hold in trust for the benefit of the Holders of the Certificates and MBIA any payment it receives relating to items (i) through (v) above until such time as the Servicer transfers any such payment to the Trustee for deposit in the Collection Account.

     (d) If ACH debits are utilized with respect to a Lease Contract, (x) the Transferor, the Trustee and the ACH Bank shall enter into a depositary agreement acceptable to the Trustee and
(y) the Servicer will notify the National Automated Clearing House System to debit the Customer for all payments relating to
Lease Receivables under such Lease Contract and to credit an account (the "ACH Account") maintained at the ACH Bank, in the name of and in the sole control of the (i) Trustee for the benefit of the Certificateholders and MBIA and (ii) any other Permitted Parties, and the Servicer shall not revoke or modify such notifications. The Servicer shall be responsible for the payment of the fees of any ACH Account and shall not be entitled to reimbursement therefor. In the event (i) a Customer provides the Servicer or the ACH Bank with written notice of its termination of such Customer's authorization agreement for ACH debits, or (ii) the Servicer otherwise receives directly moneys with respect to Lease Receivables that would otherwise involve ACH debits, the Servicer shall deposit all payments from all such Customers into the Collection Account in accordance with subsection (c) above, and, in the case of clause (i), the Servicer shall promptly instruct the Customer to send all lease payments directly to the Lockbox. Payments received in the ACH Account representing any payment listed in Section 3.03(c)(i) through (v) above and which are no longer provisional will be transferred to the Collection Account on a daily basis.

     Section 3.04 Servicer Advances. Not later than 10:00 a.m. (Minneapolis time) on the Determination Date prior to each Payment Date, the Servicer shall make an advance (a "Servicer Advance") on such date by remitting to the Trustee for deposit in the Collection Account an amount equal to the Scheduled Payments or portion thereof for each Lease Contract which is a Delinquent Lease Contract and which were due in the prior Monthly Period but not received and deposited in the Collection Account on or prior to such Determination Date; provided that, if and until the Class B Certificates are issued, such deposit shall equal the lesser of
(i) the Scheduled Payments or portion thereof for each Lease Contract which is a Delinquent Lease Contract and which were due in the prior Monthly Period but not received and deposited in the Collection Account on or prior to such Determination Date and
(ii) the shortfall, if any, between (a) the amounts on deposit in the Collection Account as of such Determination Date and (b) the amounts required to be paid on the related Payment Date pursuant to clauses (i) through (xiii) of Section 12.02 (d) of the Trust and Security Agreement; provided, further, however, that the Servicer shall not be obligated to make any Servicer Advance pursuant to this Section 3.04 that the Servicer determines in good faith, and in accordance with its customary servicing practices, is unlikely to be eventually repaid from Scheduled Payments made by or on behalf of the related Customer; provided, further, that the Servicer may not make a Servicer Advance with respect to a Lease Contract once it has become a Defaulted Lease Contract. On each Determination Date, the Servicer shall deliver to the Back-up Servicer, the Trustee, MBIA and the Placement Agent the Monthly Servicer's Report, which shall include a listing of the aggregate amount of Scheduled Payments not received for the immediately prior Monthly Period, the amount of Servicer Advances, and the amounts which it has determined in its sole discretion, and in accordance with its customary servicing practices, are unlikely to be recoverable from the related Customers.
     Section 3.05 Financing Statements. The Servicer will make all Uniform Commercial Code filings and recordings as may be required pursuant to the terms of the Trust and Security Agreement. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, be responsible for taking such steps as are necessary to maintain perfection of such security interests. The Trustee hereby authorizes the Servicer to re-perfect or to cause the re-perfection of such security interest on its behalf as Trustee, as necessary.
     Section 3.06 Maintenance of Insurance Policy; Insurance Proceeds. The Servicer shall have the obligation to verify, monitor and enforce the acquisition and maintenance of a Customer's Insurance Policies in a manner consistent with past practice, provided that the Servicer shall do so in a manner consistent with that practiced by other lessors in the industry with similar lease contracts and equipment owned or serviced by them. In the event that a Customer fails to maintain an Insurance Policy as required by the terms of the related Lease Contract, and the cost of the Equipment is in excess of $50,000, the Servicer shall procure and maintain such insurance in an amount not less than the amount required by such Lease Contract. The Servicer may satisfy its obligations under this Section 3.06 by maintaining a blanket insurance policy covering all of the
Equipment. Any Insurance Proceeds shall be remitted to the Trustee for deposit in the Collection Account pursuant to Section 3.03.

     Section 3.07 Personal Property and Sales Taxes. The Servicer shall, on behalf of the Transferor, pay or cause to be paid all personal property, sales and use taxes on or with respect to the Equipment, or the acquisition or leasing thereof, as and when such taxes become due, to the extent a Customer has paid amounts to the Servicer or into the Lockbox Account for such taxes. The Servicer shall also cause to be filed in a timely manner any and all returns and reports required in connection with the payment of such taxes.

     Section 3.08   Servicing Compensation.
     (a) As compensation for the performance of its obligations under this Agreement the Servicer shall be entitled to receive the Servicer Fee and the Additional Servicer Fee, if applicable. The Servicer Fee with respect to any Lease Contract shall be paid monthly, commencing on the Initial Payment Date and terminating on the first to occur of (i) the receipt of the last Scheduled
Payment and related Residual Proceeds with respect to the last remaining Lease Contract, (ii) the receipt of Recoveries and Insurance Proceeds with respect to the last remaining Lease Contract, or (iii) the date on which the Transferor or MBIA purchases the last remaining Lease Contract. The Servicer Fee shall be paid to the Servicer at the times and in the priority as set forth in the Trust and Security Agreement. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including, without limitation, payment of the fees and disbursements of the Independent Accountants and payment of expenses incurred in connection with distributions and reports to the Trustee, the Back-up Servicer, MBIA, the Rating Agencies and Certificateholders, payment of the fee of the Lockbox Bank under the Lockbox Agreement and any payment of any fees in connection with the ACH Account and shall not be entitled to reimbursement for such expenses; provided, however, that the Servicer will be entitled to reimbursement pursuant to Section 12.02(d)(i)(B) of the Trust and Security Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from such Defaulted Lease Contracts.

     (b) In connection with any transfer of the servicing obligations to a successor Servicer in accordance with Section
6.02 hereof, the Back-up Servicer shall be entitled to reimbursement of Transition Costs as provided therein and in the Trust and Security Agreement.

     Section 3.09   Substitution or Purchase of Lease Contracts.

     (a) The Servicer shall not allow termination of a Lease Contract prior to the scheduled expiration date or prepayment of any Lease Contract (except as may be specifically required under such Lease Contract in connection with a casualty to the related Equipment), unless the Transferor has (i) conveyed to the Trustee a Substitute Lease Contract, the Lease Receivables under such Substitute Lease Contract and the Transferor's interest in the related Equipment and delivered to the Trustee the original executed counterpart of the Substitute Lease Contract or
(ii)   removed  such  prepaid  Lease  Contract  and  the  related
Equipment from the Trust Estate by remittance of the Removal Price to the Servicer for deposit in the Collection Account in accordance with Section 3.03 hereof; provided, however, that removals and substitutions of Lease Contracts pursuant to this subparagraph (a) shall comply with the requirements of
Section 4.03 of the Trust and Security Agreement and the criteria set forth in Section 3.04 of the Lease Acquisition Agreement.

     (b) The Servicer shall permit the Transferor to (i) remove any Defaulted Lease Contract or Delinquent Lease Contract from the Trust Estate by remittance by the Transferor to the Servicer, for deposit in the Collection Account in accordance with
Section 3.03 hereof, of the Removal Price for such Lease Contract or (ii) substitute for any Defaulted Lease Contract or Delinquent Lease Contract, a Substitute Lease Contract and the Lease Receivables under such Substitute Lease Contract and the
Transferor's interest in the related Equipment and, upon the delivery to the Trustee of the original executed counterpart of the Substitute Lease Contract and the related Lease Contract File; provided that removals and substitutions of Lease Contracts pursuant to this subparagraph (b) shall comply with the requirements of Section 4.03 of the Trust and Security Agreement and the criteria set forth in Section 3.04 of the Lease Acquisition Agreement.

     (c) Notwithstanding any other provision contained in this Agreement, the Servicer shall not, with respect to a Defaulted Lease Contract, (i) negotiate or enter into a new lease with the Customer relating to the Equipment or the Customer's obligations under such Defaulted Lease Contract or (ii) allow the Customer thereunder to resume its rights under such Defaulted Lease Contract, unless the Transferor has removed or made a substitution for such Defaulted Lease Contract in the manner set forth in subsection (b) hereof.
     (d) In the event that the Company is required to repurchase or substitute a Lease Contract pursuant to Sections 2.06 or 3.03 of the Lease Acquisition Agreement the Servicer shall permit such repurchase or substitution only in accordance with the terms of Sections 3.03 and 3.04 of the Lease Acquisition Agreement.
     Section 3.10 No Offset. Prior to the termination of this Agreement, the obligations of the Servicer under this Agreement shall not be subject to any defense, counterclaim or right of offset that the Servicer has or may have against the Transferor, whether in respect of this Agreement, any Lease Contract, Lease Receivable, Equipment or otherwise.
                             ARTICLE 4
                ACCOUNTINGS, STATEMENTS AND REPORTS


     Section 4.01 Monthly Servicer's Reports. No later than 10:00 a.m. (Minneapolis time) on each Determination Date, the Servicer shall deliver the Monthly Servicer's Report to the Transferor, the Back-up Servicer, the Trustee, and the Placement Agent, and the Trustee will deliver the Monthly Servicer's Report to each Certificateholder, MBIA, and the Rating Agencies in the form attached as Exhibit A hereto with respect to the activity in the immediately preceding Monthly Period. In the course of preparing the Monthly Servicer's Report, the Servicer shall seek direction from the Holder of the Transferor Certificate as to remittance of any funds to be paid pursuant to Section 12.02(d)(xvi) of the Trust and Security Agreement. Lease Contracts which have been substituted for or purchased by the Company or the Transferor shall be identified by Customer lease number on the Monthly Servicer's Report. On each Payment Date, the Servicer shall deliver to the Back-up Servicer and MBIA a Computer Tape in a format acceptable to the Back-up Servicer containing the information from which the Servicer prepared the Monthly Servicer's Report, as well as any additional information reasonably requested by the Back-up Servicer prior to such Payment Date.

     Section  4.02    Financial Statements; Certification  as  to
Compliance; Notice of Default.

     (a) The Servicer (and the Company if the initial Servicer is no longer the Servicer) will deliver to the Trustee, the Placement Agent, MBIA, the Back-up Servicer, the Rating Agencies and each Certificateholder of Outstanding Certificates (and, upon the request of any Certificateholder, to any prospective transferee of any Certificate which has executed an agreement with the Transferor and the Servicer containing terms substantially similar to those set forth in Section 4.04(f) hereof):

          (i) within 120 days after the end of each fiscal year of the Reported Companies, a copy of the Reported Companies' Financial Statements, all in reasonable detail and accompanied by an opinion of a firm of Independent Accountants stating that such financial statements present fairly the financial condition of the Reported Companies (or, in the case of a successor Servicer, such successor Servicer's financial condition) and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          (ii) with each set of Reported Companies' Financial Statements delivered pursuant to subsection (a)(i) above, the Servicer will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of the Trust and Security Agreement, the Lease Acquisition Agreement, the Insurance Agreement and this Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and conditions of the Reported Companies during the period covered by the Reported Companies Financial Statements then being furnished, that the review has not disclosed the existence of any Servicer Default or Servicer Event of Default or, if a Servicer Default or a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and that on the basis of such review the officer signing such certificate is of the opinion that during such period the Servicer has serviced the Lease Contracts in compliance with the procedures hereof except as disclosed in such certificate.

          (iii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default or a Servicer Event of Default, a written notice describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

          (iv)  promptly upon the Servicer's becoming  aware of:

               (A) any proposed or pending investigation of it or the Transferor by any governmental authority or agency, or

               (B) any pending or proposed court or administrative proceeding which involves or may involve the probability of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer or the Transferor or the Trust Estate,

     a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits;
          (v) with reasonable promptness any other data and information with respect to the Servicer or the Lease Assets which may be reasonably requested from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended;
          (vi) quarterly, unaudited versions of the Reported Companies' consolidating balance sheet and income statement within 45 days after the end of each quarter; and
          (vii)       such  other  information  as  may   be
     specified in the Trust and Security Agreement.
     (b) On or before each March 25, commencing March 25, 1998, so long as any of the Certificates are outstanding, the Servicer shall furnish to MBIA, each Certificateholder and the Trustee an Officer's Certificate either stating that such action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements as necessary to maintain the interest of the Trustee created by the Trust and Security Agreement with respect to the Trust Estate and reciting the details of such action or stating that no such action is necessary to maintain such interest. Such Officer's Certificate shall also describe the recording, filing,
rerecording   and  refiling  of  any  financing  statements   and
continuation statements that will be required to maintain the interest of the Trustee in the Trust Estate until the date such next Officer's Certificate is due.

     Section  4.03    Independent  Accountants'  Reports;  Annual
Federal Tax Lien Search.

     (a) Promptly at the end of the Servicer's fiscal year, the Servicer at its expense shall cause the Independent Accountants (who may also render and deliver other services to the Servicer and its Affiliates) to prepare a statement to the Back-up Servicer, the Trustee, the Certificateholders, MBIA, the Rating Agencies and the Placement Agent, dated as of the close of such period, to the effect that the Independent Accountants have examined the servicing procedures, manuals, guides and records of the Servicer, and the accounts and records of the Servicer relating to the Lease Contracts and any files or documentation pertaining to the Lease Assets (which procedures, manuals, guides and records shall be described in one or more schedules to such statement), that such Independent Accountants have compared the information contained in the Monthly Servicer's Reports delivered in the relevant period with information contained in the accounts and records for such period, and that, on the basis of such examination and comparison, nothing has come to the Independent Accountants' attention to indicate that the Servicer has not, during the relevant period, serviced the Lease Contracts in compliance with such servicing procedures, manual and guides and in the same manner required by the Servicer's standards and with the same degree of skill and care consistent with that which the Servicer customarily exercises with respect to similar Lease Contracts owned by it and otherwise in compliance with this
Agreement, that such accounts and records have not been maintained in accordance with Section 4.04 hereof, that the information contained in the Monthly Servicer's Reports does not reconcile with the information contained in the accounts and records or that such certificates, accounts and records have not been properly prepared and maintained in all material respects or in accordance with the requirements of this Agreement, except in each case for (i) such exceptions as the Independent Accountants shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement. The Servicer shall deliver to the Back-up Servicer, the Trustee, the Certificateholders, the Placement Agent, the Rating Agencies and MBIA a copy of any such statement within 120 days of the close of the relevant period.
     (b) Promptly after the end of the Servicer's fiscal year, commencing with the fiscal year ending June 30, 1998, the Servicer, at its expense, shall cause a search of any and all federal tax liens against the Company and the Transferor and any Affiliates as of the end of such fiscal year to be conducted and shall deliver to the Back-up Servicer, the Trustee, the Certificateholders and MBIA on or before July 31 of each year, commencing July 31, 1998, an officer's certificate signed by a Servicing Officer (i) stating that there are no outstanding federal tax liens filed against any portion of the Trust Estate, the Company, the Transferor, or any Affiliate or (ii) listing the outstanding federal tax liens filed against any portion of the Trust Estate, the Company, the Transferor, or any Affiliate. In the event any such certificate shall disclose any such federal tax liens, the Servicer shall promptly thereafter, satisfy any such federal tax liens.

     Section   4.04     Access  to  Certain   Documentation   and
Information.

     (a) The Servicer shall provide to the Back-up Servicer, MBIA, the Trustee, or any Certificateholder and their duly authorized representatives, attorneys or accountants access to any and all documentation regarding the Trust Estate (including the Lease Schedule) that the Servicer may possess, such access being afforded without charge but only upon reasonable request and during normal business hours so as not to interfere unreasonably with the Servicer's normal operations or customer or employee relations, at offices of the Servicer designated by the Servicer.

     (b) At all times during the term hereof, the Servicer shall keep available at its principal executive office for inspection by Certificateholders, the Trustee, the Back-up Servicer and MBIA a list of all Lease Contracts then held as a part of the Trust Estate, together with a reconciliation of such list to that set forth in the Initial Lease Schedule or the Amended Lease Schedule and each of the Monthly Servicer's Reports, indicating the cumulative addition and removal of Lease Contracts from the Trust Estate.

     (c) The Servicer will maintain accounts and records as to each respective Lease Contract serviced by the Servicer that are accurate and sufficiently detailed as to permit (i) the reader thereof to know as of the most recent Calculation Date the status of such Lease Contract, including any payments, Insurance Proceeds, Residual Proceeds and Recoveries received or owing (and the nature of each) thereon and (ii) the reconciliation between payments, Insurance Proceeds, Residual Proceeds or Recoveries on (or with respect to) each Lease Contract and the amounts from time to time deposited in the Collection Account in respect of such Lease Contract.

     (d) The Servicer will maintain all of its computerized accounts and records so that, from the Closing Date and after each Acquisition Date and the conveyance of the related Lease Contract, Lease Receivables and Equipment to the Trustee, the Servicer's accounts and records (including any back-up computer archives) that refer to any such Lease Contracts, Lease
Receivables or Equipment indicate clearly that the Lease Contracts, Lease Receivables and Equipment are owned by the Trustee for the benefit of MBIA and the Certificateholders. Indication of the Trustee's interest in a Lease Contract will be deleted from or modified on the Servicer's accounts and records when, and only when, the Lease Contract has been paid in full, replaced with a Substitute Lease Contract or purchased by the Company or the Transferor or conveyed to the Servicer pursuant to this Agreement.

     (e)    Nothing  in  this  Section  4.04  shall  affect   the
obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Customers, and the failure to provide information otherwise required by this
Section 4.04 as a result of such observance by the Servicer, shall not constitute a breach of this Section 4.04.

     (f) All information obtained by the Trustee, the Back-up Servicer, MBIA or any Certificateholder regarding the Customers and the Lease Contracts, whether upon exercise of its rights under this Section 4.04 or otherwise, shall be maintained by the Trustee, the Back-up Servicer, MBIA or the Certificateholder, as applicable, in confidence and shall not be disclosed to any other Person, unless such disclosure shall not violate any applicable law or regulation or any proprietary rights of the Company, the Transferor or the Servicer unless ordered by a court of applicable jurisdiction; provided that MBIA may make disclosures with respect to any of the above matters to the Rating Agencies, reinsurers or any entity having regulatory authority over MBIA and provided further that the Certificateholders may disclose such information to the extent permitted by the applicable Certificate Purchase Agreement.

     Section 4.05 Other Necessary Data. The Servicer shall, on request of the Back-up Servicer, the Trustee or MBIA, (i) on reasonable notice, furnish the Trustee, the Back-up Servicer or MBIA such data necessary for the administration of the Trust Estate as can be reasonably generated by the Servicer's existing data processing systems, and (ii) on and after a Servicer Event of Default, within 5 Business Days, provide the Trustee and the Back-up Servicer with access to the Servicer's existing data processing systems and any files or records with respect to the Lease Assets that it may have.

     Section 4.06 Trustee to Cooperate. Upon payment (including through application of any prepayment) in full of any Lease Contract, the Servicer will notify the Trustee on the next succeeding Determination Date by written certification (which certification shall include a statement to the effect that all amounts received in connection with such payments in full which are required to be deposited in the Collection Account pursuant to Section 3.03 hereof have been so deposited) of a Servicing Officer and shall request delivery of the Lease Contract to the Servicer. Upon receipt of such delivery request, the Trustee shall within 7 days of such request by the Servicer release such Lease Contract to the Servicer. Upon release of such Lease Contract, the Servicer is authorized to execute an instrument in satisfaction of such Lease Contract and to do such other acts and execute such other documents as it deems necessary to discharge the Customer thereunder and, if applicable, release any security interest in the Equipment related thereto. The Servicer shall determine when a Lease Contract has been paid in full. Upon the written request of a Servicing Officer and subject to the Trustee's rights to indemnity contained herein and in the Trust and Security Agreement, the Trustee shall perform such other acts as reasonably requested in writing by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Lease Contracts.

                             ARTICLE 5

                           THE SERVICER


     Section 5.01   Servicer Indemnification.
     (a) The Servicer shall indemnify and hold harmless the Trustee, the Transferor, the Back-up Servicer, MBIA, and the Certificateholders, from and against any loss, liability, claim, expense, damage or injury suffered or sustained to the extent that such loss, liability, claim, expense, damage or injury arose out of or was imposed by reason of the failure by the Servicer to perform its duties in accordance with the terms of this Agreement or are attributable to errors or omissions of the Servicer related to such duties or a breach of the representations and warranties made by the Servicer in Section 2.01 hereof; provided, however, that the Servicer shall not indemnify any party to the extent that acts of fraud, gross negligence or breach of fiduciary duty by such party contributed to such loss, liability, claim, expense, damage or injury.

     (b) The Servicer shall not be liable for any settlement of any action or claim effected without its consent. If the Servicer has made any indemnity payments to MBIA, the Trustee, the Back-up Servicer or the Certificateholders pursuant to this Section and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer, without interest. The provisions of this Section 5.01 shall survive any expiration or termination of this Agreement.

       Section 5.02   Corporate Existence; Reorganizations.

     (a) The Servicer shall keep in full effect its existence and good standing as a corporation in the State of Delaware and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to enable the Servicer to perform its duties under this Agreement, except where the failure to so qualify would not have a material adverse effect on the Trust Estate or the ability of the Servicer to perform its duties hereunder; provided, however, that the Servicer may reorganize as a corporation in another state, if to do so would be in the best interests of the Servicer and would not have a material adverse effect upon the Certificateholders or MBIA.

     (b) The Servicer shall not (i) (other than pursuant to one or more additional lease pool financings) convey, transfer or lease substantially all of its assets as an entirety to any Person, or (ii) merge or consolidate with another Person, unless
(A) such Person or the merged or consolidated entity acquires substantially all the assets of the Servicer as an entirety, has adequate servicing skills and personnel, is substantially involved in the equipment financing lease business and executes and delivers to the Transferor, MBIA and the Trustee an agreement, in form and substance reasonably satisfactory to the Transferor, MBIA, the Controlling Holders and the Trustee, which contains an assumption by such Person or entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement, (B) no Default, Event of Default or Servicer Default (or an event that due to the lapse of time or failure to act would become a Servicer Default) has occurred and is continuing, and (C) MBIA shall have given its prior written consent. The Servicer shall provide prompt written notice of such event to the Rating Agencies and shall provide to the Trustee, for the benefit of MBIA and the Certificateholders, an Opinion of Counsel confirming the enforceability of such assumption agreement.

     (c)   The  Servicer  shall provide written  notice  (to  the
extent the Servicer has actual knowledge or notice and the provision of such information does not violate any securities laws) to the Trustee and MBIA within ten days after any acquisition by one person or a group of persons acting in concert of more than 50% of the stock of the Servicer.

     Section 5.03 Limitation on Liability of the Servicer and Others. Except as provided in Section 5.01 hereof, neither the Servicer nor any of the officers, directors, employees or agents of the Servicer shall be under any liability for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence (which includes negligence with respect to the duties of the Servicer explicitly set forth in this Agreement) in the performance of its duties hereunder. The Servicer and any officer, director, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person with respect to any matters arising hereunder. No implied covenants or obligations shall be read into this Agreement against the Servicer. In the event the Servicer performs any activities beyond the requirements of this Agreement, the Servicer shall have the option but will not be required to perform such activities in the future.

     Section 5.04   The Servicer Not to Resign.

     (a) The Servicer shall not resign from the duties and obligations hereby imposed on it except upon a determination by its Board of Directors that by reason of change in applicable legal requirements, with which the Servicer cannot reasonably comply, the continued performance by the Servicer of its duties under this Agreement would cause it to be in violation of such legal requirements, said determination to be evidenced by a resolution from its Board of Directors to such effect, accompanied by an Opinion of Counsel to such effect and reasonably satisfactory to the Trustee and MBIA.

     (b) No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder.

     (c) Except as provided in Sections 5.02 and 6.01 hereof, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 8.01 hereof, and shall survive the exercise by the Transferor or the Trustee of any right or remedy under this Agreement, or the enforcement by the Transferor, MBIA, the Trustee or any Certificateholder of any provision of the Certificates or this Agreement.



                             ARTICLE 6

                       SERVICING TERMINATION


     Section 6.01   Servicer Events of Default.
     (a) Any of the following acts or occurrences shall constitute a Servicer Event of Default:
          (i) Any failure by the Servicer to deliver to the Trustee for payment to Certificateholders any proceeds or payments received from a Customer or in respect of the Trust Estate and required to be so delivered under the terms of the Trust and Security Agreement and this Agreement that continues unremedied until 10:00 a.m. (Minneapolis time) on the following Business Day; provided, however, that the Trustee, upon receiving actual knowledge of such failure, shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or
          (ii) Any failure by the Servicer to deliver a Monthly Servicer's Report pursuant to Section 4.01 hereof that continues unremedied until 10:00 a.m., Minneapolis time, the following Business Day; provided, however, that if the Servicer has not delivered the Monthly Servicer's Report by 12:00 noon (Minneapolis time) on the Determination Date, the Trustee shall give the Servicer notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or
          (iii)Any failure by the Servicer to make a Servicer Advance pursuant to Section 3.04 hereof or to deposit any Removal Price received by it that continues unremedied until 10:00 a.m. (Minneapolis time) the following Business Day; provided, however, that if the Servicer has not made the Servicer Advance or deposited any Removal Price received by it by 12:00 noon (Minneapolis time) on the Determination Date and the Trustee has received written notification from the Servicer by way of the Monthly Servicer's Report or otherwise that such Servicer Advance or Removal Price is to be paid, the Trustee shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or

          (iv) Any failure on the part of the Servicer in its capacity as such duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the Trust and Security Agreement, as the case may be, or if any representation or warranty of the Servicer set forth in Section 2.01 of this Agreement shall prove to be incorrect, which failure or breach (A) materially and adversely affects or could affect the interest or rights of MBIA, the Trustee, or the Certificateholders and (B) continues unremedied for a period of 30 days after the date on which the Servicer becomes aware of such failure or breach or written notice of such failure or breach, requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to a Servicing Officer of the Servicer by the Trustee, MBIA, the Transferor, or the Back-up Servicer, or to a Servicing Officer of the Servicer, MBIA and the Trustee by Holders of Certificates representing not less than 25% of the Certificate Balance; or
          (v) Any assignment by the Servicer to a delegate of its duties or rights under this Agreement, except as specifically permitted hereunder, or any attempt to make such an assignment; or
          (vi)  The  entry of a decree or order for relief  by  a
     court having jurisdiction in respect of the Servicer or a petition against the Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy insolvency or similar law, or appointing a conservator,
     receiver,    liquidator,   assignee,   trustee,   custodian,
     sequestrator or other similar official for the Servicer or for any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or
          (vii)The commencement by the Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities, bankruptcy or similar proceedings of or relating to the Servicer or relating to a substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the failure by the Servicer generally to pay its debts as such debts become due or if the Servicer shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or
          (viii)The occurrence of a Trigger Event if the initial Servicer is the Servicer.
     (b) So long as a Servicer Event of Default shall not have been remedied within the period set forth in (i), (ii), (iii),
(iv) or (vi) above, as applicable, or if a Servicer Event of Default described in (v), (vii) or (viii) above occurs, the Trustee, at the direction of MBIA shall, or if there has been an MBIA Default or Termination, the Trustee, the Transferor, or the Back-up Servicer may and shall at the request of the Controlling Holders, by notice (the "Servicer Termination Notice") then given in writing to the Servicer and the Back-up Servicer, terminate all, but not less than all, of the rights and obligations of the Servicer under this Agreement.
     (c) Upon the occurrence of a Trigger Event, the Trustee shall, at the direction of MBIA, or if there has been an MBIA Default or Termination, the Trustee, the Transferor, or the Backup Servicer may and shall at the request of the Controlling Holders, by Servicer Termination Notice then given in writing to the Servicer and the Back-up Servicer, terminate all but not less than all of the rights and obligations of the Servicer under this Agreement.
     (d) On or after the receipt by the Servicer of a Servicer Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Lease Contracts or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 6.02 hereof, and, without limitation, such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer of the
Lease  Contracts  and  related  documents,  or  otherwise.    The
Servicer agrees to cooperate with the Trustee, the Back-up Servicer and the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been
deposited   by  the  Servicer,  in  the  Collection  Account   or
thereafter received with respect to any of the Lease Contracts. To assist the successor Servicer in enforcing all rights under the Lease Contracts and the Insurance Polices to the extent they relate to the Lease Contracts, the outgoing Servicer, at its own expense, shall transfer its records (electronic and otherwise) relating to such Lease Contracts to the successor Servicer in such form as the successor Servicer may reasonably request and shall transfer the related Lease Contracts and Lease Contract
Files (to the extent not held by the Trustee) and all other records, correspondence and documents relating to the Lease Contracts that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive reimbursements for any unreimbursed Servicer Advance made during the period prior to the delivery of a Servicer Termination Notice pursuant to this Section 6.01 which terminates the obligations and right of the Servicer under this Agreement.

     Section  6.02    Back-up Servicer to Act;  Taking  of  Bids;
Appointment of Successor Servicer.

          (a)(i) Except as provided in Section 6.02(d) hereof, on and after the time the Servicer resigns pursuant to
     Section 5.04 hereof or receives a Servicer Termination Notice pursuant to Section 6.01(b) or (c) hereof, the Back-up Servicer shall, unless prevented by law, automatically and without further action be the successor Servicer. If the Back-up Servicer cannot serve as successor Servicer, MBIA, or if an MBIA Default or Termination has occurred and is continuing, the Trustee, shall appoint another firm acceptable to it and the Controlling Holders.

          (ii) The successor Servicer shall, upon the execution of a written agreement to be bound by all of the provisions of this Agreement, be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor Servicer (x) shall not be required to make any Servicer Advance if such Servicer Advance would be prohibited by applicable law and (y) shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. With the prior written consent of MBIA (which consent shall not be unreasonably withheld), the successor Servicer may subcontract with another firm to act as subservicer so long as the successor Servicer remains fully responsible and accountable for performance of all obligations of the Servicer on and after the time the Servicer receives the Servicer Termination Notice. The successor Servicer shall be entitled to the Servicer Fee and any Additional Servicer Fee, subject to the taking of bids as described in subsection (b) below.
     (b) Solely for purposes of establishing the fee to be paid to the successor Servicer upon receipt of a Servicer Termination Notice, the Back-up Servicer shall solicit written bids, with a copy to MBIA (such bids to include a proposed servicer fee and servicing transfer costs) from not less than three entities experienced in the servicing of Lease Contracts similar to the Lease Contracts and that are not affiliates of the Trustee, the Back-up Servicer, the Servicer or the Transferor and are reasonably acceptable to MBIA. The Transferor may also solicit additional bids from other such entities. Any such written solicitation shall prominently indicate that bids should specify any applicable subservicing fees required to be paid from the Servicer Fee and that any fees and transfer costs in excess of the Servicer Fee shall be paid only pursuant to Section 12.02(d)(ix) of the Trust and Security Agreement as the Additional Servicer Fee. The successor Servicer shall act as Servicer hereunder and shall, subject to the availability of sufficient funds in the Collection Account pursuant to Section 12.02(d)(i) (up to the Servicer Fee) and Section 12.02(d)(ix) (up to any Additional Servicer Fee and any successor Servicer's Transition Costs) and Section 12.02(d)(ix) (up to any additional Transition Costs) of the Trust and Security Agreement, receive as compensation therefor a fee equal to the fee proposed in the bid so solicited which provides for the lowest combination of servicer fee and transition costs, as reasonably determined by MBIA.

     (c) The Servicer, the Back-up Servicer, the Transferor, the Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Back-up Servicer (or the Trustee or the Certificateholders if such Certificateholders have previously reimbursed the Back-up Servicer and the Trustee therefor) shall be reimbursed for Transition Costs, if any, incurred in connection with the assumption of responsibilities of the successor Servicer, upon receipt of documentation of such costs and expenses and in accordance with Section 12.02(d)(ix) of the Trust and Security Agreement. The Back-up Servicer shall have no claim against the Transferor or the Trust Estate for any costs and expenses incurred in effecting such succession in excess of the amount specified in the definition of "Transition Costs."

     (d) Upon written notification to the Trustee that on any Determination Date following the solicitation of bids provided for in Section 6.02(b) hereof, the sum of the aggregate Implicit Principal Balance for all Lease Contracts plus the amount on deposit in the Cash Collateral Account less the Class A Certificate Balance and Class B Certificate Balance is less than the lesser of (1) $50,000 or (2) the proposed servicing transfer costs set forth in the lowest bid solicited pursuant to Section 6.02(b) hereof, then the Back-up Servicer shall be relieved of its obligation under Section 6.02(a)(i) hereof, and MBIA, or if there is an MBIA Default or Termination, the Transferor shall appoint a successor Servicer. In such event, MBIA shall be reimbursed for any Transition Costs incurred solely pursuant to
Section 6.02(b) hereof in the manner and to the extent provided for in Section 12.02(d)(ix) of the Trust and Security Agreement.

     Section  6.03    Notification  to  Certificateholders.   The
Servicer shall promptly notify the successor Servicer (if specified in the Trust and Security Agreement), Back-up Servicer, MBIA, the Transferor, the Rating Agencies and the Trustee of any Servicer Event of Default upon actual knowledge thereof by a Servicing Officer. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article 6, the Trustee shall give prompt written notice thereof to the Rating Agencies and the Certificateholders at their respective addresses appearing in the Certificate Register.

     Section 6.04 Waiver of Past Defaults. The Trustee shall, at the direction of MBIA or at the direction of the Controlling Holders, on behalf of all Certificateholders, with the written consent of MBIA, so long as there is no MBIA Default or Termination, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, other than a default with respect to required deposits and payments in accordance with Article 3 or a default of the type set forth in clause (vii) or (viii) of Section 6.01(a) hereof, which waiver shall require the consent of each Certificateholder and MBIA. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived. The Trustee shall provide to the Rating Agencies notification of any such waiver.

        Section 6.05   Effects of Termination of Servicer.
     (a) Upon the appointment of the successor Servicer, the predecessor Servicer shall remit any Scheduled Payments, Overdue Payments and any other payments or proceeds that it may receive pursuant to any Lease Contract or otherwise to the successor Servicer after such date of appointment.

     (b) After the delivery of a Servicer Termination Notice, the outgoing Servicer shall have no further obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Lease Contracts and the successor Servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the successor Servicer, promptly on receipt and in the same form in which received, any amounts held by the outgoing Servicer (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Lease Contracts. The outgoing Servicer's indemnification obligations pursuant to
Section 5.01 hereof will survive the termination of the Servicer but will not extend to any acts or omissions of a successor Servicer.

     Section 6.06 No Effect on Other Parties. Upon any termination of the rights and powers of the Servicer pursuant to
Section 6.01 hereof, or upon any appointment of a successor Servicer, all the rights, powers, duties and obligations of the other parties under this Agreement, the Trust and Security Agreement, and the Lease Acquisition Agreement shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter.

                             ARTICLE 7
                       THE BACK-UP SERVICER


     Section  7.01    Representations of Back-up  Servicer.   The
Back-up   Servicer   makes  the  following  representations   and
warranties:

     (a) The Back-up Servicer has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

     (b) The Back-up Servicer has the power and authority to execute and deliver this Agreement, the Trust and Security Agreement and the Insurance Agreement and to carry out their respective terms; and the execution, delivery, and performance of this Agreement, the Trust and Security Agreement and the Insurance Agreement shall have been duly authorized by the Back-up Servicer by all necessary corporate action.

     (c) Each of this Agreement, the Trust and Security Agreement and the Insurance Agreement constitutes a legal, valid, and binding obligation of the Back-up Servicer enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

     (d) The consummation of the transactions contemplated by this Agreement, the Trust and Security Agreement and the Insurance Agreement and the fulfillment of the terms thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Back-up Servicer, or any indenture, agreement, or other instrument to which the Back-up Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to the Back-up Servicer of any court or of any Federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Back-up Servicer or its properties.

     (e) There are no proceedings or investigations pending or, to the Back-up Servicer's best knowledge, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Back-up Servicer or its properties (i) asserting the invalidity of the Servicing Agreement, the Trust and Security Agreement or the Insurance Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Trust and Security Agreement or the Insurance Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Back-up Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Trust and Security Agreement or the Insurance Agreement.

     Section 7.02 Merger or Consolidation of, or Assumption of the Obligations of, Back-up Servicer. Any Person (i) into which the Back-up Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, shall be the successor to the Back-up Servicer under this Agreement with the prior written consent of MBIA and without any further act on the part of any of the parties to this Agreement. In the event that the resulting entity does not meet the eligibility requirements for the Trustee set forth in the Trust and Security Agreement, the Back-up Servicer, upon the written request of MBIA, shall resign from its obligations and duties under this Agreement.
     Section 7.03 Back-up Servicer Resignation. The Back-up Servicer shall not resign from its obligations and duties under this Agreement, the Trust and Security Agreement or the Insurance Agreement except (i) as provided in Section 7.02 above, or
(ii) upon determination that the performance of its duties shall no longer be permissible under applicable law (any such determination permitting the resignation of the Back-up Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and MBIA). Upon the Back-up Servicer's resignation or termination pursuant to Sections 7.02 hereof or this Section 7.03, notice thereof shall be provided to the Rating agencies and the Back-up Servicer shall comply with the provisions of this Agreement until the acceptance of a successor servicer.

     Section 7.04   Oversight of Servicing.

     (1) Prior to each Payment Date, the Back-up Servicer shall review the Monthly Servicer's Report related thereto and shall determine the following:

          (i) that such Monthly Servicer's Report is complete on its face;

          (ii) that the amount credited to and withdrawn from the Lockbox Account is the same as the amount set forth in the Monthly Servicer's Report as so credited; and

          (iii) that the amounts credited to and withdrawn from the Collection Account and the Cash Collateral Account, and the balance of such accounts, as set forth in the records of the Back-up Servicer, are the same as the amount set forth in the Monthly Servicer's Report.

     (b) The Back-up Servicer shall, within 30 days of the receipt thereof, load the Computer Tape received from the Servicer pursuant to the Section 4.01 hereof, make sure such Computer Tape is in readable form and shall calculate and check the following:

          (i)    the   Aggregate  IPB  as  of  the  most   recent
     Calculation Date;

          (ii) the Class A Principal Distribution Amount and  the
     Class  B Principal Distribution Amount as of the most recent
     Payment Date; and

          (iii) the Annualized Gross Default Rate, the Cumulative Gross Default Rate and the Delinquency Rate for the related Monthly Period as set forth in the most recent Monthly Servicer's Report.
In addition, the Back-up Servicer shall confirm that the items set forth in the Monthly Servicer's Report, other than the items listed in the section entitled "Deposits by or on behalf of the Servicer" are accurate based solely on a comparison to the Computer Tape referred to above.
     (c) In the event of any discrepancy between the information set forth in subparagraphs (a) and (b) as calculated by the
Servicer from that determined or calculated by the Back-up Servicer, the Back-up Servicer shall promptly notify the Servicer, the Trustee, the Certificateholders and MBIA of such discrepancy. If within 30 days of such notice being provided to the Servicer, the Back-up Servicer and the Servicer are unable to resolve such discrepancy, the Back-up Servicer shall promptly notify the Rating Agencies, MBIA and the Holders of the Certificates of such discrepancy.

     (d) Based solely on the information included in the Initial Lease Schedule delivered on the Closing Date and each Amended
Lease Schedule delivered on each Acquisition Date and the Computer Tapes provided each Payment Date thereafter, the Back-up Servicer shall determine that any Funded Lease Contracts and Substitute Lease Contracts satisfy the criterion set forth in
Section 3.04(b) of the Lease Acquisition Agreement and that the acquisition of such Funded Lease Contracts and Substitute Lease Contracts do not violate the Concentration Limits set forth in the Lease Acquisition Agreement.

     (e) The Back-up Servicer will make a site visit to the offices of the Servicer on an annual basis for the purpose of reviewing the operations of the Servicer. The reasonable out-of pocket costs and expenses of the Back-up Servicer incurred in connection with this Agreement, including without limitation, the site visit referred to in the preceding sentence will be reimbursed to the Back-up Servicer by the Servicer.

     (f) Other than as specifically set forth elsewhere in this Agreement, the Back-up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.

     (g) The Back-up Servicer shall consult fully with the Servicer as may be necessary from time to time to perform or carry out the Back-up Servicer's obligations hereunder, including the obligation to succeed at any time to the duties and obligations  of  the  Servicer  as servicer  under  Section  6.02 hereof.

     Section   7.05     Back-up   Servicer   Compensation.     As
compensation  for the performance of its obligations  as  Back-up
Servicer under this Agreement the Back-up Servicer shall be entitled to receive the Back-up Servicer Fee.

     Section 7.06   Duties and Responsibilities.

     (a) The Back-up Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Back-up Servicer; and

     (b) In the absence of bad faith or negligence on its part, the Back-up Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Back-up Servicer and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Back-up Servicer, the Back-up Servicer shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Agreement.
                             ARTICLE 8
                     MISCELLANEOUS PROVISIONS


     Section 8.01   Termination.
     (a) Except with respect to a particular party under Sections 5.01, 5.04, 5.05, 6.01, 7.02 or 7.03 hereof, the respective duties and obligations of the Servicer, the Transferor, the Back-up Servicer and the Trustee created by this Agreement shall terminate upon the discharge of the Trust and Security Agreement in accordance with its terms; and the respective duties and obligations of the Trustee shall terminate with respect to the Trustee in the event the Trustee resigns or is replaced under Section 7.09 of the Trust and Security Agreement; provided, however, that no resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 of the Trust and Security Agreement. Upon the termination of this Agreement pursuant to this Section 8.01(a), the Servicer shall pay all monies with respect to the Lease Assets held by the Servicer and to which the Servicer is not entitled to the Transferor or upon the Transferor's order.

     (b) This Agreement shall not be automatically terminated as a result of an Event of Default under the Trust and Security
Agreement or any action taken by the Trustee thereafter with respect thereto, and any liquidation or preservation of the Trust Estate by the Trustee thereafter shall be subject to the rights of the Servicer to service the Lease Receivables and to collect servicing compensation as provided hereunder.

     Section 8.02   Amendments.

     (a) Subject to paragraph (b) of this Section 8.02, this Agreement may be amended from time to time by the Transferor, the Servicer, the Back-up Servicer, and the Trustee, with the consent of MBIA but without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be inconsistent with any other provisions herein and therein, as the case may be.

     (b) The provisions of this Agreement may be waived from time to time and this Agreement may be amended from time to time by the Transferor, the Servicer and the Back-up Servicer, with the consent of the Trustee, MBIA and the Controlling Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment or waiver shall, without the consent of each Certificateholder, (i) alter the priorities with which any allocation of funds shall be made under this Agreement,
(ii) permit the creation of any lien on the Trust Estate (other than the lien of the Trust and Security Agreement) or any portion thereof or deprive any such Certificateholder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof, (iii) modify this Section 8.02 or (iv) modify any of the items referred to in clauses (i) through (viii) of Section 9.02
(a) of the Trust and Security Agreement.
     (c) Promptly after the execution of any amendment, the Servicer shall send to the Trustee, MBIA, each Holder of the Certificates and each Rating Agency a conformed copy of each such amendment.

     (d) Any amendment or modification effected contrary to the provisions of this Section 8.02 shall be void.

     (e)    The  manner  of  obtaining  any  consents  from   the
Certificateholders and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section  8.03    GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified United States mail, postage prepaid, and addressed, in each case as follows:
(a) if to the Transferor, at 6424 W. 91st Avenue, Suite C, Westminster, CO 80030; (b) if the Servicer, at 6424 W. 91st Avenue, Westminster, CO 80030; (c) if to the Trustee, at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070;
(d)  if  to  MBIA, at 113 King Street, Armonk, New  York   10504,
Attention:  Structured Finance - Insured Portfolio Management (SF
IPM); or (e) if to the Certificateholders at the address set forth on Exhibit A to the applicable Certificate Purchase Agreement. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

     Section 8.05 Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid, such provisions shall be deemed severable from the remaining covenants and provisions of this Agreement, and shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Trustee, MBIA or any Certificateholder. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

     Section 8.06 Binding Effect. All provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all
such   provisions   shall   inure   to   the   benefit   of   the
Certificateholders. This Agreement may not be modified except by a writing signed by all parties hereto.

     Section 8.07 Article Headings and Captions. The article headings and captions in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 8.08 Legal Holidays. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day, such action, delivery or payment need not be made on such date, but may be made on the next succeeding Business Day.
     Section 8.09 Assignment for Security for the Certificates. The Servicer and the Back-up Servicer understand that the Transferor will convey to the Trustee all its right, title and interest to this Agreement. The Servicer and the Back-up Servicer consent to such conveyance and further agree that all representations, warranties, covenants and agreements of the
Servicer and the Back-up Servicer made herein shall also be for the benefit of and inure to the Trustee and all Holders from time to time of the Certificates.
     Section 8.10 No Servicing Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02, 5.04 and 8.09 hereof, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of MBIA and the Controlling Holders.

     Section 8.11 MBIA Default or Termination. If an MBIA Default or Termination occurs and is continuing, MBIA's right to consent hereunder and to direct the Trustee shall be voided and, in such event, in all provisions of this Agreement wherein MBIA's consent or direction is required or permitted, the consent or direction of the Controlling Holders shall be required or permitted unless a larger number of Holders is required under the relevant provision of this Agreement.

     Section  8.12   Third Party Beneficiary.  Each of  MBIA  and
the   Holders  of  the  Certificates  are  express  third   party
beneficiaries to this Agreement.

     Section 8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Transferor, the Servicer, the Trustee and the Back-up Servicer have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                   GF FUNDING CORP. III,
                                   Transferor


                                   By: ______________________
                                   Name:    William W. Wehner
                                   Title:   President
                                   GRANITE FINANCIAL, INC.,
                                   Servicer

                                   By: ______________________
                                   Name:    William W. Wehner
                                   Title:   President

                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION, as
                                   Trustee and Back-up Servicer

                                   By: ______________________
                                   Name:    Eileen Stelzner
                                   Title:   Assistant Vice
                                   President
                             Exhibit A

                 Form of Monthly Servicer's Report


                          [see attached]
                             Exhibit B

                     FORM OF LOCKBOX AGREEMENT



    This Lockbox Agreement, dated as of  [
], 1997 is by and between [                           ] (the
"Bank"), Granite Financial, Inc. ("Granite"), as servicer on behalf of GF Funding Corp. III, GF Funding Corp. III, Norwest Bank Minnesota, National Association, as Trustee under the terms of the Trust and Security Agreement dated as of March 1, 1997 for the benefit of MBIA Insurance Corporation and the Certificateholders thereunder (the "Secured Party").

    WHEREAS, GF Funding Corp. III has assigned to the Secured
Party the right to certain payments which GF Funding Corp. III is to receive from its customers;

    WHEREAS, GF Funding Corp. III and the Secured Party wish to expedite the posting of deposits to the Secured Party account described below (the "Secured Party's Account"):

[enter info re Collection Account]

    WHEREAS, GF Funding Corp. III's customers have been directed to mail payments to GF Funding Corp. III at the post office box described as follows:

GF Funding Corp. III
[address]

(the "Lockbox"); and

    WHEREAS, Granite, GF Funding Corp. III, the Secured Party, and Bank wish to set forth their mutual understandings as to the terms and conditions upon which Bank will pick up the contents of the Lockbox and upon which Bank will receive such contents at its Operations Center, process the checks, drafts and other instruments for the payment of money contained in such mail, and wire transfer the appropriate amounts to the Secured Party's Account.

    NOW THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

1.  Deliver Contents of Lockbox to Operations Center

    Each business day, Bank or its authorized designees shall remove the contents of the Lockbox and deliver them to Bank's Operations Center in ________________ ("Operations Center"). Every day is a business day except Saturdays, Sundays and holidays observed by Bank. Bank may, at its option and without any obligation to do so, perform the services set forth in this Agreement on a day that is not a business day.

2.  Process Contents of Lockbox
    Bank will process the mail removed from the Lockbox ("Items") and deliver it to its Operations Center. Standard processing of the Items will generally include the following:
    2.1 All Items will be opened and inspected.
    2.2 Each check will be examined for date, payee, signature, consistency of written and numerical amounts on the face of the check, and legends. Bank will only process checks which are made payable to a payee whose name or reasonable variations thereof appear on the "Wholesale Lockbox Implementation Worksheet" attached as Exhibit I hereto.
         2.2.1 Any check that is undated will be dated by Bank with the date that the Item is processed, and will be processed as if correctly dated.
         2.2.2 A postdated check will be processed if the check is postdated not later than 2 days from the date the check was received at the Operations Center. Otherwise the check will be delivered to the Granite.
         2.2.3 Any check whose written and numerical amounts disagree will be credited to the Lockbox Account (as defined below) in an amount equal to the written amount; provided however, that if the written amount is ambiguous, such check will be delivered to Granite.
        2.2.4 A request to obtain proper signature or authority to pay will be stamped on any unsigned check, and such check will be deposited to the Lockbox Account.

         2.2.5 If a check contains the legend "paid in full" or any other language that is intended to modify GF Funding Corp. III's contractual rights, or is payable to a payee other than a payee whose name or reasonable variations thereof appear on the "Wholesale Lockbox Implementation Worksheet" attached as Exhibit I hereto, the check will be delivered to Granite.

   2.3 Mail that does not contain any checks will be delivered to Granite.

   2.4 If the amount of any check differs from the amount of the invoice received in the same envelope, the amount on the invoice will be crossed out and the amount of the check will be inserted.

    2.5 If a check is received without an accompanying invoice, any related correspondence and other material received with such check will be stapled to the envelope in which it is received.

    2.6 Each business day, copies of all deposit tickets, all tape listing, all rejected checks, and all other instruments and papers referred to in this paragraph will be delivered to Granite in accordance with the instructions set forth in the "Wholesale Lockbox Implementation Worksheet" attached hereto as Exhibit I.

3.  Deposit Checks to Lockbox Account; Wire Transfer to Secured
Party's Account
    (a) For all processed checks, other than those with respect to which Paragraph 2 provides a different procedure, the GF Funding Corp. III hereby authorize Bank to supply any endorsement necessary to pass good title of such checks to the Secured Party and to deposit them into an account (the "Lockbox Account") at the Bank held in the name of the Secured Party on the business day of receipt; provided, however, that for this purpose checks received by Bank at its Operations Center after 3:00 P.M. on a business day will be deemed to have been received on the following business day.

    (b) On each business day, Bank shall wire transfer in immediately available funds to the Secured Party's Account, all amounts on deposit in the Lockbox Account representing payments collected and cleared by Bank from customers of GF Funding Corp. III which are available by 3:00 P.M. on such business day.

4.  Credit for Checks

      Bank will credit the Lockbox Account for each deposited check in accordance with Bank's then current availability schedule applicable to the Lockbox Account. Collected balances will be used in computing earnings allowances which shall only be used to offset the fees due pursuant to Section 7 below.

5.  Account Subject to Deposit Agreement

    Except as modified by this Agreement each and every provision of any account agreement between the Secured Party and Bank with respect to the Lockbox Account shall remain in full force and effect.

6.  Limitation of Liability

    Bank's liability in connection with the performance of the transactions covered by this Agreement shall be strictly limited as follows:

       6.1 Bank shall have no duty to perform services not enumerated herein. Bank shall exercise Ordinary Care in selecting agents and independent contractors to pick up and deliver the contents of the Lockbox ("Bank's Designees"). In the event of loss caused by Bank's Designee's negligence or misconduct, Bank's sole obligation will be to exercise reasonable efforts, at GF Funding Corp. III's cost and expense, to assist GF Funding Corp. III in obtaining redress from the responsible party. "Ordinary Care" means the observance of reasonable commercial standards, prevailing in the area in which Bank is located, with respect to the business in which Bank is engaged.

    6.2 Bank shall exercise Ordinary Care in determining the optimum time to pick up mail at the Lockbox and the best carrier to deliver that mail to Bank. However, Bank shall not be liable in the event the chosen pickup time and carrier prove not to result in the earliest possible availability of funds.

    6.3 In performing its duties hereunder, Bank will exercise Ordinary Care and will act in good faith. Bank will not be accountable for its failure to perform any of its obligations hereunder, except in the event of its negligence or willful misconduct, or that of its employees, officers, or agents. If, as a result of such negligence or willful misconduct, Bank is liable for mishandling any item, such liability shall be limited to the lesser of the face amount of any check involved or the actual amount of GF Funding Corp. III's direct loss as a result of such mishandling, and in no event shall Bank be responsible for any incidental or consequential damages.

    6.4 Bank shall not be liable for any loss, delay or damage arising from acts beyond its control including but not limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, power failures, electronic data processing equipment failures, earthquakes or other disasters.

7.  Fees.

    For the services to be provided by Bank, Granite will pay Bank in accordance with the schedule attached hereto as Schedule I. Where applicable, there shall be added to the fees amounts equal to any applicable taxes, however designated, exclusive of taxes based on the net income of Bank. Except as otherwise agreed, all fees and taxes shall be invoiced monthly and shall be due and payable thirty (30) days after date of invoice.

8.  Access to Lockbox and Lockbox Account.

    Notwithstanding anything to the contrary contained herein, the Lockbox and the Lockbox Account shall be maintained by Bank for the sole benefit of the Secured Party, on behalf of MBIA Insurance Corporation and all other persons for whom the Secured Party is acting as trustee. Secured Party shall have sole dominion and control over the Lockbox and the Lockbox Account at all times and shall exclusively be entitled to give instructions to Bank concerning the Lockbox and the Lockbox Account. Bank is hereby authorized to follow any and all instructions given by the Secured Party to Bank regarding the Lockbox and the Lockbox Account from time to time.

9.  Debits to the Lockbox Account.

    Bank agrees not to make any charges or debits to the Lockbox Account, except as approved by Secured Party and MBIA or exercise any right of set-off or banker's lien with respect thereto; provided, however that Bank may (without the approval of the Secured Party or MBIA) credit or debit the Lockbox Account to correct processing mistakes which are capable of correcting, including without limitation chargebacks, return items and other similar account adjustments.

10. Term and Termination.

    This Agreement shall be effective as of the date and year first written above when a copy of this Agreement, executed by the Bank, Granite, Secured Party and GF Funding Corp. III, has been delivered to Bank. The parties hereto may terminate this Agreement at any time, with or without cause, upon 30 days' written notice to the other parties.

11. Notice.

    Any notice required or permitted by this Agreement shall be deemed to have been given when mailed, postage prepaid, or when delivered to the following addresses:
If to Bank:


If to the Secured Party:

     6th Street & Marquette Minneapolis,
     MN 55479-0070

If to GF Funding Corp. III:

      6424 W. 91st Avenue, Suite C
     Westminster, CO  80030
If to Granite:
     6424 W. 91st Avenue
     Westminster, CO  80030

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

[BANK]

By:
Name:
Title:


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Secured Party

By:
Name:
Title:


GF FUNDING CORP. III

By:
Name:
Title:

GRANITE FINANCIAL, INC.

By:
Name:
Title:
Schedule I
attach fee schedule

     EXHIBIT I

     Attach Wholesale Lockbox Implementation Worksheet